Exhibit 99.1

ProCap BTC and Columbus Circle Capital Corp I Complete Business Combination

●	ProCap Financial, the go-forward public company, to begin trading on the Nasdaq Global Market on December 8, 2025 under the symbol “BRR”

New York, New York, December 5, 2025 – ProCap BTC, LLC (“ProCap BTC”), a modern financial services firm leveraging bitcoin, and Columbus Circle Capital Corp I (“CCCM”) (Nasdaq: BRR) today announced the closing of the previously announced Business Combination (as defined herein). The combined company will operate as ProCap Financial, Inc. (“ProCap Financial”) and will begin trading on the Nasdaq Global Market on December 8, 2025 under the symbol “BRR.”

“I am proud of our team for diligently working to get this deal closed. Now the real work begins,” said Anthony Pompliano, CEO of ProCap Financial.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“Cohen & Company”) served as exclusive financial advisor to ProCap BTC.

Cohen & Company and Clear Street LLC served as joint co-placement agents in connection with the Preferred Equity Investment (as defined herein) and Convertible Note Offering (as defined herein).

Reed Smith LLP acted as legal advisor to ProCap BTC, LLC and ProCap Financial, Inc.

Ellenoff Grossman & Schole LLP acted as legal advisor to CCCM, while Ogier (Cayman) LLP acted as special Cayman Islands counsel to CCCM.

Morgan, Lewis & Bockius LLP acted as legal advisor to the joint co-placement agents in connection with the Preferred Equity Investment and Convertible Note Offering.

About ProCap Financial

ProCap Financial is a modern financial services firm built for independent investors who have long been overlooked by Wall Street. Founded in 2025, the company raised more than $750 million from leading investors and is traded on Nasdaq under the symbol BRR.

About Columbus Circle Capital Corp I

Columbus Circle Capital Corp I (NASDAQ: BRR) is a Cayman Islands–incorporated blank check company formed to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The company is led by Chairman and CEO Gary Quin, a veteran investment banker with over 25 years of experience in cross-border M&A, private equity, and capital markets; COO Dan Nash, a skilled investment banker, with a strong track record in SPAC execution and building high-growth advisory platforms; and CFO Joseph W. Pooler, Jr., who brings decades of public company financial leadership.

IMPORTANT LEGAL INFORMATION

In connection with the Transactions (as defined herein) by and among ProCap BTC, ProCap Financial and CCCM, ProCap Financial has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 (the “Registration Statement”), which became effective on November 8, 2025 and which includes a proxy statement of CCCM and a prospectus, and CCCM has filed a definitive proxy statement with the SEC on November 12, 2025 (the “Proxy Statement”) in connection with (i) the Business Combination, pursuant to the terms of the Business Combination Agreement dated as of June 23, 2025 (as amended on July 28, 2025, the “Business Combination Agreement”), by and among ProCap BTC, ProCap Financial, CCCM, Crius SPAC Merger Sub, Inc., a Delaware corporation, Crius Merger Sub, LLC, a Delaware limited liability company, and Inflection Points Inc, d/b/a Professional Capital Management, a Delaware corporation (collectively with all of the related actions and transactions contemplated by such agreement, the “Business Combination”), (ii) a private placement of non-voting preferred units (“ProCap BTC Preferred Units”) of ProCap BTC to certain “qualified institutional buyers” as defined in Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), or institutional “accredited investors” (as defined in Rule 506 of Regulation D)(such investors, “qualifying institutional investors”) (the “Preferred Equity Investment”) pursuant to preferred equity subscription agreements, and (iii) commitments by qualifying institutional investors to purchase convertible notes (“Convertible Notes”) issuable in connection with the closing of the Transactions by ProCap Financial (the “Convertible Note Offering” and, together with the Preferred Equity Investment and the Business Combination, the “Transactions”) pursuant to convertible notes subscription agreements.

Investors and security holders may obtain copies of the Registration Statement, the Prospectus and all other documents filed with the SEC by CCCM and ProCap Financial, without charge, on the SEC’s website at www.sec.gov, or by directing a request to: Columbus Circle Capital Corp. I, 3 Columbus Circle, 24th Floor, New York, NY 10019; e-mail: IR@ColumbusCircleCap.com, or upon written request to ProCap Financial Inc. at 600 Lexington Ave., Floor 2, New York, NY 10022, respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The offer and sale of the Convertible Notes issued by ProCap Financial pursuant to the Convertible Note Offering and the offer and sale of the ProCap BTC Preferred Units in the Preferred Equity Investment, in connection with the Transactions, has not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Participants in Solicitation

CCCM, ProCap BTC, ProCap Financial and their respective directors, executive officers, certain of their shareholders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from CCCM’s shareholders in connection with the Transactions. A list of the names of such persons, and information regarding their interests in the Transactions and their ownership of CCCM’s securities are contained in CCCM’s filings with the SEC, including the final prospectus for CCCM’s initial public offering filed with the SEC on May 19, 2025 (the “IPO Prospectus”). Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of CCCM’s shareholders in connection with the Transactions, including the names and interests of ProCap BTC’s and ProCap Financial’s respective directors or managers and executive officers is contained in the Registration Statement and the Proxy Statement/Prospectus. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This communication and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of CCCM, ProCap BTC or ProCap Financial, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Transactions involving ProCap Financial, ProCap BTC, and CCCM, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding ProCap BTC, ProCap Financial, CCCM and the Transactions, statements regarding the anticipated benefits of the Transactions, the assets that may be held by ProCap BTC and ProCap Financial and the value thereof, the price and volatility of bitcoin, bitcoin’s growing prominence as a digital asset and as the foundation of a new financial system, ProCap Financial’s listing on any securities exchange, the macro and political conditions surrounding bitcoin, the planned business strategy including ProCap Financial’s ability to develop a corporate architecture capable of supporting financial products built with and on bitcoin including native lending models, capital market instruments, and future innovations that will replace legacy financial tools with bitcoin-aligned alternatives, plans and use of proceeds, objectives of management for future operations of ProCap Financial, the upside potential and opportunity for investors, ProCap Financial’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the Transactions, and ProCap Financial’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: failure to realize the anticipated benefits of the Transactions; the level of redemptions of the CCCM’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the shares of common stock, par value $0.001 per share, of ProCap Financial (“Pubco Common Stock”) to be listed in connection with the Transactions; the insufficiency of the third-party fairness opinion for the board of directors of CCCM in determining whether or not to pursue the Transactions; the failure of ProCap Financial to obtain or maintain the listing of its securities on any securities exchange after the closing of the Transactions; costs related to the Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to ProCap Financial’s anticipated operations and business, including the highly volatile nature of the price of bitcoin; the risk that ProCap Financial’s stock price will be highly correlated to the price of bitcoin and the price of bitcoin may decrease after the closing of the Transactions; risks related to increased competition in the industries in which ProCap Financial will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding bitcoin; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks related to the ability of ProCap BTC and ProCap Financial to execute their business plans; the risks that launching and growing ProCap Financial’s bitcoin treasury advisory and services in digital marketing and strategy could be difficult; challenges in implementing ProCap Financial’s business plan, due to operational challenges, significant competition and regulation; risks associated with the possibility of ProCap Financial being considered to be a “shell company” by any stock exchange on which ProCap Financial’s common stock will be listed or by the SEC, which may impact ProCap Financial’s ability to list Pubco Common Stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities, which could impact materially the time, cost and ability of ProCap Financial to raise capital after the closing of the Transactions; the outcome of any potential legal proceedings that may be instituted against ProCap Financial, ProCap BTC, CCCM or others in connection with or following the closing of the Transactions, and those risk factors discussed in documents that ProCap Financial and/or CCCM filed, or that will be filed, with the SEC, including as set forth in the Registration Statement filed with the SEC in connection with the Transactions.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement that has been filed by ProCap Financial and CCCM and the Proxy Statement/Prospectus contained therein, and other documents that have been or will be filed by CCCM and ProCap Financial from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither CCCM nor ProCap Financial presently know or that CCCM and ProCap Financial currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of CCCM, ProCap BTC, and ProCap Financial assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither CCCM, ProCap BTC, nor ProCap Financial gives any assurance that any of CCCM, ProCap BTC or ProCap Financial will achieve their respective expectations. The inclusion of any statement in this communication does not constitute an admission by CCCM, ProCap BTC or ProCap Financial or any other person that the events or circumstances described in such statement are material.

MEDIA CONTACTS

Erica Chase

press@procapfinancial.com

Dan Nash

IR@ColumbusCircleCap.com

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